UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 20, 2007


                                ELECTROGLAS, INC.
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               (Exact name of Registrant as Specified in Charter)



        Delaware                       0-21626             77-0336101
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(State or Other Jurisdiction         (Commission          (IRS Employer
     of Incorporation)                File Number)      Identification No.)



                     5729 Fontanoso Way, San Jose, CA 95138
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                    (Address of principal executive offices)

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       Registrant's telephone number, including area code: (408) 528-3000


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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Election of Directors.

On March 20, 2007, Electroglas, Inc., a Delaware corporation (the "Company"), announced the election of Jack G. Wilborn to the Company's Board of Directors (the "Board"). Mr. Wilborn was elected as a Class I director with a term to expire at the Company's annual meeting of stockholders in 2009. Mr. Wilborn is expected to serve as a member of the Audit Committee and the Nominating and Corporate Governance Committee of the Board. A press release announcing Mr. Wilborn's election is furnished with this report as Exhibit 99.1 and is incorporated by reference herein.

On March 20, 2007, the Company entered into a Board of Directors Consulting and Indemnity Agreement (the "Agreement"), with Jack G. Wilborn (the "Director"), as a member of the Board.

Pursuant to the terms of the Agreement, the Director has agreed to, upon certain events, (i) provide consulting services to the Company by performing the usual and customary duties of a member of the Board during the period of time that the Director is a member of the Board, and (ii) provide consulting services at a level consistent with the Director's service on the Board for a period of time beginning after the Director resigns from the Board in connection with the Company merging with, acquiring, or being acquired by, another entity, and ending when the Director's options fully vest, unless the Director tenders a written resignation with respect to the consultancy.

Pursuant to the terms of the Agreement, the Company has agreed to, upon certain events, (i) pay the Director $1,500 per quarter, (ii) engage the Director as a consultant for the full term of any vesting period under any options granted to the Director or 24 months after the Director no longer is a member of the Board, whichever is longer and except in certain circumstances, and (iii) provide for the indemnification of the Director to the fullest extent permitted by applicable law.

The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a form of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description
-----------    -----------
10.1           Board of Directors Consulting and Indemnity Agreement, dated
               March 20,  2007,  by and between  Electroglas,  Inc.  and Jack G.
               Wilborn.

99.1 Press release dated March 20, 2007 announcing the election of Jack G. Wilborn to Electroglas, Inc.'s Board of Directors.

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ELECTROGLAS, INC.



Date:    March 21, 2007                  By:  /s/ Thomas M. Rohrs
                                              -------------------
                                              Thomas M. Rohrs
                                              Chairman and
                                              Chief Executive Officer